UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Schwab Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments – Schwab Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: February 28
Date of reporting period: August 31, 2014

Item 1: Report(s) to Shareholders.

Semiannual report dated August 31, 2014, enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Semiannual Report
August 31, 2014

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Returns for the 6 Months Ended August 31, 2014

Schwab Global Real Estate Fundtm (Ticker Symbol: SWASX)	9.28%

FTSE EPRA/NAREIT Global Index (Net)[1]	10.06%
Fund Category: Morningstar Global Real Estate	9.58%

Performance Details	pages 6-7

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Index ownership—“FTSE®” is trademark of the London Stock Exchange Plc (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by the Exchange, and the Exchange does not make any representation regarding the advisability of investing in shares of the fund.

[1]	Effective June 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from FTSE EPRA/NAREIT Global Index (Gross) to FTSE EPRA/NAREIT Global Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	Please see the fund’s prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

I’d like to thank you for trusting us to help you meet your investment goals, and for reading this important report regarding the Schwab Global Real Estate Fund. This fund is part of our line-up of products designed to serve as the foundation of an investor’s portfolio, and offers shareholders exposure to global real estate securities in Asia, Europe, and the Americas. Using proprietary research, the fund invests in securities of real estate companies and in companies related to the real estate industry, including real estate investment trusts and real estate operating companies.

For the six-month reporting period ended August 31, 2014, the fund’s 9.3% return reflected a solid performance by global real estate securities. Rebounding economic growth in the U.S. in the second quarter and some signs of stabilizing economic conditions in select emerging markets supported these returns. The low yield environment also helped, as many central banks around the world kept interest rates low to boost economic prospects, enhancing the income-oriented appeal of global real estate securities.

In this environment, global real estate security returns varied widely. Securities from Australia and Hong Kong were some of the better performers. Real estate securities from the U.S., Canada, and several

 Asset Class Performance Comparison % returns during the 6 months ended 8/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.84%	S&P 500® Index: measures U.S. large-cap stocks

10.06%	FTSE EPRA/NAREIT Global Index (Net): measures (in U.S. dollars) real estate equities worldwide

1.24%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

2.74%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund 3

From the President continued

For the six-month reporting period ended August 31, 2014, the fund’s 9.3% return reflected a solid performance by global real estate securities.

countries in Europe also performed well, while securities from the United Kingdom underperformed. The performance of overseas currencies versus the U.S. dollar played a part in these results. European and emerging market currencies generally fell versus the U.S. dollar, reducing the returns of securities from these markets in U.S. dollar terms, while other currencies were generally mixed.

For more information about the performance, holdings, and portfolio characteristics of the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

4 Schwab Global Real Estate Fund

Fund Management

Jonas Svallin, CFA Managing Director and Head of Disciplined Active Equity Strategies, leads the portfolio management team of Schwab’s disciplined active equity funds. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fund™

Performance and Fund Facts as of 08/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

 Average Annual Total Returns1,2,3

Fund and Inception Date	6 Months	1 Year	5 Years	Since Inception

Fund: Schwab Global Real Estate Fundtm (5/31/07)	9.28%	20.32%	11.50%	0.33%
FTSE EPRA/NAREIT Global Index (Net)[4]	10.06%	18.63%	12.23%	n/a
FTSE EPRA/NAREIT Global Index (Gross)[4]	10.50%	19.47%	12.95%	1.04%
Global Real Estate Spliced Index[5]	10.06%	18.63%	12.23%	0.48%
Fund Category: Morningstar Global Real Estate	9.58%	19.10%	12.08%	-0.11%

Fund Expense Ratios6: Net 1.05%; Gross 1.17%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

Index ownership—“FTSE®” is trademark of the London Stock Exchange Group companies (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by the Exchange, and the Exchange does not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
[4]	Effective June 28, 2013, the fund changed its comparative index, for purposes of performance calculation, from FTSE EPRA/NAREIT Global Index (Gross) to FTSE EPRA/NAREIT Global Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes. No Since Inception performance is presented for the FTSE EPRA/NAREIT Global Index (Net) as the index inception date was subsequent to the fund’s inception date.
[5]	The Global Real Estate Spliced Index is comprised of the FTSE/EPRA NAREIT Global Index (Gross) from inception of the fund until the close of business on October 31, 2008, and the FTSE/EPRA NAREIT Global Index (Net) from November 1, 2008 (its inception) thereafter.
[6]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance and Fund Facts as of 08/31/14 continued

 Statistics

Number of Holdings	122
Weighted Average Market Cap ($ x 1,000,000)	$10,954
Price/Earnings Ratio (P/E)	14.1
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate[1]	38%

 Industry Weightings % of Investments

Real Estate Management & Development	28.6%
Retail REITs	18.4%
Diversified REITs	14.2%
Specialized REITs	14.2%
Office REITs	12.0%
Residential REITs	8.8%
Industrial REITs	1.8%
Homebuilding	1.3%
Short-Term Investments	0.7%
Total	100.0%

 Top Holdings % of Net Assets2

Simon Property Group, Inc.	4.6%
Ventas, Inc.	3.0%
Equity Residential	2.8%
SL Green Realty Corp.	2.7%
Host Hotels & Resorts, Inc.	2.5%
Mitsui Fudosan Co., Ltd.	2.3%
Federation Centres	2.0%
Retail Properties of America, Inc., Class A	2.0%
Great Portland Estates plc	2.0%
Sun Hung Kai Properties Ltd.	1.9%
Total	25.8%

 Country Weightings % of Investments

United States	42.6%
Japan	11.1%
Hong Kong	9.3%
Australia	6.6%
United Kingdom	5.5%
Canada	2.9%
Singapore	2.8%
Other Countries	19.2%
Total	100.0%

Portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Not annualized.
[2]	This list is not a recommendation of any security by the investment adviser.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and, (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2014 and held through August 31, 2014.

Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/1/14	at 8/31/14	3/1/14–8/31/14

Schwab Global Real Estate Fundtm
Actual Return	1.05%	$1,000.00	$1,092.80	$5.54
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.91	$5.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund™

Financial Statements

Financial Highlights

	3/1/14–		3/1/13–	3/1/12–	3/1/11–	3/1/10–	3/1/09–
	8/31/14*		2/28/14	2/28/13	2/29/12	2/28/11	2/28/10[1]

Per-Share Data ($)

Net asset value at beginning of period	6.78		6.94	6.32	6.69	5.71	3.27

Income (loss) from investment operations:
Net investment income (loss)	0.17		0.13	0.14	0.12	0.19	0.16
Net realized and unrealized gains (losses)	0.45		(0.03)	0.89	(0.27)	1.28	2.64

Total from investment operations	0.62		0.10	1.03	(0.15)	1.47	2.80
Less distributions:
Distributions from net investment income	(0.17)		(0.26)	(0.41)	(0.22)	(0.49)	(0.36)

Net asset value at end of period	7.23		6.78	6.94	6.32	6.69	5.71

Total return (%)	9.28	[2]	1.63	16.64	(2.13)	26.70	86.27

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]	1.05	1.05	1.05	1.05	1.07 [4]
Gross operating expenses	1.15	[3]	1.17	1.16	1.18	1.20	1.30
Net investment income (loss)	4.79	[3]	1.90	1.70	1.79	2.29	2.31
Portfolio turnover rate	38	[2]	98	128	120	129	115
Net assets, end of period ($ x 1,000,000)	257		237	233	198	200	147

* Unaudited.
1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Not annualized.
3 Annualized.
4 The ratio of net operating expenses would have been 1.05%, if certain non-routine expenses (proxy and tax expense) had not been incurred.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of August 31, 2014 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.0%	Common Stock	225,150,104	254,476,543
0.6%	Short-Term Investments	1,654,973	1,654,973

99.6%	Total Investments	226,805,077	256,131,516
0.4%	Other Assets and Liabilities, Net		995,237

100.0%	Net Assets		257,126,753

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Australia 6.5%

Real Estate 6.5%
Abacus Property Group	614,989	1,551,158
Australand Property Group	614,976	2,581,428
CFS Retail Property Trust Group	1,326,028	2,665,508
Federation Centres	2,097,450	5,216,483
Scentre Group *	834,499	2,673,275
The GPT Group	524,496	1,955,502

		16,643,354

Austria 1.6%

Real Estate 1.6%
CA Immobilien Anlagen AG *	36,725	759,521
Conwert Immobilien Invest SE *	29,900	372,764
IMMOFINANZ AG *	949,745	2,976,283

		4,108,568

Brazil 2.3%

Consumer Durables & Apparel 1.1%
Gafisa S.A.	1,285,100	1,934,682
MRV Engenharia e Participacoes S.A.	204,900	834,795

		2,769,477

Real Estate 1.2%
BR Properties S.A.	489,600	3,258,897

		6,028,374

Canada 2.9%

Real Estate 2.9%
Boardwalk REIT	9,979	631,982
Calloway REIT	9,200	225,664
Canadian Apartment Properties REIT	118,614	2,596,352
Cominar REIT	23,100	410,246
H&R REIT	81,400	1,731,612
Morguard Real Estate Investment Trust	21,300	377,104
RioCan REIT	58,100	1,447,557

		7,420,517

China 2.0%

Real Estate 2.0%
Beijing Capital Land Ltd., Class H	2,513,300	908,025
SOHO China Ltd.	3,225,600	2,637,251
Sunac China Holdings Ltd.	2,236,700	1,734,465

		5,279,741

France 1.5%

Real Estate 1.5%
Fonciere des Regions	19,000	1,923,435
Unibail-Rodamco SE	6,819	1,832,504

		3,755,939

Germany 2.2%

Real Estate 2.2%
Alstria Office REIT AG *	111,900	1,498,166
Deutsche Euroshop AG	47,800	2,264,583
DIC Asset AG	155,600	1,401,950
Patrizia Immobilien AG *	33,397	430,143

		5,594,842

Hong Kong 9.2%

Real Estate 9.2%
China Resources Land Ltd.	916,700	2,097,866
Hysan Development Co., Ltd.	549,100	2,692,756
Kerry Properties Ltd.	924,000	3,432,747
KWG Property Holding Ltd.	4,333,500	3,147,802
New World Development Co., Ltd.	977,000	1,235,376
Sun Hung Kai Properties Ltd.	321,900	4,886,837
Swire Properties Ltd.	860,700	2,887,595
The Link REIT	531,900	3,159,154

		23,540,133

India 0.2%

Real Estate 0.2%
Housing Development & Infrastructure Ltd. *	358,573	536,469

Indonesia 0.6%

Real Estate 0.6%
PT Pakuwon Jati Tbk	41,604,000	1,547,924

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)

Israel 0.7%

Real Estate 0.7%
Azrieli Group	59,006	1,913,953

Italy 0.2%

Real Estate 0.2%
Beni Stabili S.p.A.	674,751	548,658

Japan 11.1%

Real Estate 11.1%
Aeon Mall Co., Ltd.	18,830	411,182
Daiwa House Industry Co., Ltd.	84,300	1,597,744
Frontier Real Estate Investment Corp.	102	543,331
Global One Real Estate Investment Corp.	728	2,146,277
Hankyu REIT, Inc.	366	2,174,661
Japan Hotel REIT Investment Corp.	4,974	3,007,848
MID REIT, Inc.	660	1,583,254
Mitsubishi Estate Co., Ltd.	140,321	3,245,173
Mitsui Fudosan Co., Ltd.	187,500	5,983,249
Nippon Building Fund, Inc.	166	924,403
Orix J-REIT, Inc.	1,300	1,739,555
Sumitomo Realty & Development Co., Ltd.	33,500	1,298,985
Tokyo Tatemono Co., Ltd.	344,000	2,947,702
Top REIT, Inc.	200	922,618

		28,525,982

Malaysia 0.4%

Real Estate 0.4%
Eastern & Oriental Bhd	1,076,700	970,052

Mexico 0.8%

Real Estate 0.8%
Mexico Real Estate Management S.A. de C.V. *	990,014	1,984,306

Netherlands 1.0%

Real Estate 1.0%
Corio N.V.	13,500	725,884
Eurocommercial Properties N.V.	37,100	1,824,373

		2,550,257

Philippines 1.9%

Real Estate 1.9%
Ayala Land, Inc.	1,024,600	776,230
Megaworld Corp.	41,700,300	4,181,997

		4,958,227

Singapore 2.7%

Real Estate 2.7%
CapitaCommercial Trust	1,889,000	2,568,828
CapitaLand Ltd.	17,000	45,163
CDL Hospitality Trusts	1,055,200	1,394,044
Fortune REIT	263,000	246,112
UOL Group Ltd.	502,400	2,552,118
Wing Tai Holdings Ltd.	138,400	207,089

		7,013,354

South Africa 0.2%

Real Estate 0.2%
SA Corporate Real Estate Fund Nominees Pty Ltd.	1,157,811	460,248

Sweden 1.1%

Consumer Durables & Apparel 0.2%
JM AB	17,390	566,904

Real Estate 0.9%
Hufvudstaden AB, A Shares	131,754	1,751,609
Wihlborgs Fastigheter AB	32,469	599,753

		2,351,362

		2,918,266

Thailand 0.4%

Real Estate 0.4%
Central Pattana PCL	603,400	911,523

Turkey 0.7%

Real Estate 0.7%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,366,931	1,717,408
Is Gayrimenkul Yatirim Ortakligi A/S	2,641	1,673

		1,719,081

United Arab Emirates 1.4%

Real Estate 1.4%
Emaar Properties PJSC	1,271,051	3,553,680

United Kingdom 5.5%

Real Estate 5.5%
Grainger plc	350,300	1,208,240
Great Portland Estates plc	463,255	5,055,053
Land Securities Group plc	240,793	4,332,054
Safestore Holdings plc	348,700	1,243,176
Segro plc	103,256	634,813
The British Land Co., plc	138,840	1,685,992

		14,159,328

United States 41.9%

Real Estate 41.9%
American Assets Trust, Inc.	53,200	1,864,660
Aviv REIT, Inc.	17,400	509,124
Brandywine Realty Trust	50,800	813,816
Chambers Street Properties	444,900	3,465,771
Chesapeake Lodging Trust	96,400	2,970,084

See financial notes 11

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Cousins Properties, Inc.	277,400	3,520,206
DDR Corp.	59,000	1,074,980
Duke Realty Corp.	117,680	2,188,848
DuPont Fabros Technology, Inc.	91,000	2,562,560
Empire State Realty Trust, Inc., Class A	83,800	1,377,672
EPR Properties	30,500	1,735,755
Equity Lifestyle Properties, Inc.	95,100	4,345,119
Equity Residential	107,300	7,132,231
Essex Property Trust, Inc.	9,066	1,753,818
Excel Trust, Inc.	197,500	2,555,650
Extra Space Storage, Inc.	57,100	3,009,170
First Industrial Realty Trust, Inc.	213,100	3,878,420
General Growth Properties, Inc.	52,100	1,280,097
HCP, Inc.	63,348	2,744,869
Healthcare Trust of America, Inc., Class A	199,200	2,480,040
Host Hotels & Resorts, Inc.	286,253	6,532,293
Kilroy Realty Corp.	70,200	4,440,150
Kimco Realty Corp.	57,200	1,343,628
Prologis, Inc.	3,371	138,009
Public Storage	12,600	2,207,268
Retail Properties of America, Inc., Class A	328,900	5,203,198
Select Income REIT	81,900	2,285,010
Senior Housing Properties Trust	19,400	452,602
Simon Property Group, Inc.	69,581	11,830,857
SL Green Realty Corp.	62,800	6,867,180
Sovran Self Storage, Inc.	3,500	270,445
Taubman Centers, Inc.	12,600	959,742
The Macerich Co.	19,500	1,273,155
UDR, Inc.	147,303	4,407,306
Ventas, Inc.	116,767	7,680,933
Washington Prime Group, Inc.	34,790	679,101

		107,833,767

Total Common Stock
(Cost $225,150,104)		254,476,543

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.6% of net assets

Time Deposits 0.6%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
1.62%, 09/01/14	266,193	248,611
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 09/01/14	1,237,788	159,714
Singapore Dollar
0.01%, 09/01/14	50,829	40,694
DBS Bank Ltd.
US Dollar
0.03%, 09/02/14	1,147,954	1,147,954

		1,596,973

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.02%, 09/18/14 (a)(b)	58,000	58,000

Total Short-Term Investments
(Cost $1,654,973)		1,654,973

End of Investments.

At 08/31/14, the tax basis cost of the fund’s investments was $227,472,845 and the unrealized appreciation and depreciation were $32,452,672 and ($3,794,001), respectively, with a net unrealized appreciation of $28,658,671.

As of 08/31/14, the values of certain foreign securities held by the fund aggregating $122,037,049 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	The rate shown is the purchase yield.
(b)	All or a portion of this security is held as collateral for open futures contracts.

REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 08/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 09/19/14	12	1,200,840	15,067

12 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$124,638,735	$—	$—	$124,638,735
Australia
Real Estate	2,673,275	13,970,079	—	16,643,354
Austria
Real Estate	2,976,283	1,132,285	—	4,108,568
China
Real Estate	908,025	4,371,716	—	5,279,741
France[1]	—	3,755,939	—	3,755,939
Germany[1]	—	5,594,842	—	5,594,842
Hong Kong[1]	—	23,540,133	—	23,540,133
India[1]	—	536,469	—	536,469
Indonesia[1]	—	1,547,924	—	1,547,924
Israel[1]	—	1,913,953	—	1,913,953
Italy[1]	—	548,658	—	548,658
Japan[1]	—	28,525,982	—	28,525,982
Malaysia[1]	—	970,052	—	970,052
Netherlands[1]	—	2,550,257	—	2,550,257
Philippines[1]	—	4,958,227	—	4,958,227
Singapore[1]	—	7,013,354	—	7,013,354
Sweden[1]	—	2,918,266	—	2,918,266
Turkey[1]	—	1,719,081	—	1,719,081
United Arab Emirates[1]	—	3,553,680	—	3,553,680
United Kingdom
Real Estate	1,243,176	12,916,152	—	14,159,328
Short-Term Investments[1]	—	1,654,973	—	1,654,973

Total	$132,439,494	$123,692,022	$—	$256,131,516

Other Financial Instruments
Futures Contracts[2]	$15,067	$—	$—	$15,067

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers in the amount of $4,679,013 from Level 1 to Level 2 and $7,609,100 from Level 2 to Level 1 for the period ended August 31, 2014. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 securities during the period.

See financial notes 13

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of August 31, 2014; unaudited

Assets

Investments, at value (cost $226,805,077)		$256,131,516
Foreign currency, at value (cost $743,209)		753,724
Receivables:
Dividends		204,662
Fund shares sold		143,896
Foreign tax reclaims		28,321
Variation margin on futures contracts		2,820
Interest		3
Prepaid expenses	+	3,946

Total assets		257,268,888

Liabilities

Payables:
Investment adviser and administrator fees		28,862
Shareholder service fees		10,475
Independent trustees’ fees		14
Fund shares redeemed		64,756
Accrued expenses	+	38,028

Total liabilities		142,135

Net Assets

Total assets		257,268,888
Total liabilities	−	142,135

Net assets		$257,126,753

Net Assets by Source
Capital received from investors		335,349,563
Distributions in excess of net investment income		(3,558,806)
Net realized capital losses		(104,014,554)
Net unrealized capital appreciation		29,350,550

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$257,126,753		35,546,353		$7.23

14 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For the period March 1, 2014 through August 31, 2014; unaudited

Investment Income

Dividends (net of foreign withholding tax of $306,001)		$7,269,819
Interest	+	348

Total investment income		7,270,167

Expenses

Investment adviser fees		959,042
Shareholder service fees		307,212
Professional fees		36,517
Portfolio accounting fees		33,549
Shareholder reports		29,154
Custodian fees		27,814
Transfer agent fees		13,473
Registration fees		11,704
Independent trustees’ fees		4,586
Interest expense		73
Other expenses	+	8,246

Total expenses		1,431,370
Expense reduction by CSIM and its affiliates	−	123,513

Net expenses	−	1,307,857

Net investment income		5,962,310

Realized and Unrealized Gains (Losses)

Net realized gains on investments		8,378,679
Net realized gains on futures contracts		86,142
Net realized gains on foreign currency transactions	+	16,086

Net realized gains		8,480,907
Net change in unrealized appreciation (depreciation) on investments		7,628,224
Net change in unrealized appreciation (depreciation) on futures contracts		4,815
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	9,583

Net change in unrealized appreciation (depreciation)	+	7,642,622

Net realized and unrealized gains		16,123,529

Increase in net assets resulting from operations		$22,085,839

See financial notes 15

 Schwab Global Real Estate Fund

Statement of
Changes in Net Assets
For the current and prior report periods
Figures for the current period are unaudited

Operations

3/1/14-8/31/14			3/1/13-2/28/14
Net investment income		$5,962,310	$4,475,711
Net realized gains		8,480,907	11,180,343
Net change in unrealized appreciation (depreciation)	+	7,642,622	(11,856,543)

Increase in net assets from operations		22,085,839	3,799,511

Distributions to Shareholders

Distributions from net investment income		($6,014,307)	($9,145,136)

Transactions in Fund Shares

		3/1/14-8/31/14		3/1/13-2/28/14
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,862,782	$20,083,405	9,194,727	$62,210,450
Shares reinvested		726,703	5,019,093	633,810	4,187,491
Shares redeemed	+	(3,066,703)	(21,428,006)	(8,407,709)	(56,726,661)

Net transactions in fund shares		522,782	$3,674,492	1,420,828	$9,671,280

Shares Outstanding and Net Assets

		3/1/14-8/31/14		3/1/13-2/28/14
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,023,571	$237,380,729	33,602,743	$233,055,074
Total increase	+	522,782	19,746,024	1,420,828	4,325,655

End of period		35,546,353	$257,126,753	35,023,571	$237,380,729

Distributions in excess of net investment income			($3,558,806)		($3,506,809)

16 See financial notes

 Schwab Global Real Estate Fund

Financial Notes, unaudited

1. Business Structure of the Fund:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)	Schwab GNMA Fund
Schwab Global Real Estate Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Short-Term Bond Market Fund	Schwab Tax-Free Bond Fund
Schwab Intermediate-Term Bond Fund	Schwab California Tax-Free Bond Fund
Schwab Total Bond Market Fund	Schwab 1000 Index Fund

Schwab Global Real Estate Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.

•	Futures contracts (“futures”) and forward foreign currency exchange contracts (“forwards”): Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of August 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.

Real Estate Investment Trusts: The fund may own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from U.S. REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual U.S. REITs or realized gains on investments, respectively.

Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a “passive foreign investment company” (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2014, if any, are reflected in the fund’s Statement of Assets and Liabilities.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk. Even the larger REITs and other real estate companies may be small- to medium-sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

Real Estate Investment Risk. Although the fund does not invest directly in real estate, the fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; default by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. To the extent the fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage. However, these risks are less severe when the fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

3. Risk Factors (continued):

Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

Exchange-Traded Fund (“ETF”) Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”) to 1.05%.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of August 31, 2014:

Schwab Target Funds:
Schwab Target 2010 Fund	0.5%
Schwab Target 2015 Fund	1.0%
Schwab Target 2020 Fund	5.6%
Schwab Target 2025 Fund	4.4%
Schwab Target 2030 Fund	10.7%
Schwab Target 2035 Fund	4.4%
Schwab Target 2040 Fund	13.2%
Schwab Target 2045 Fund	0.7%
Schwab Target 2050 Fund	0.6%
Schwab Target 2055 Fund	0.3%

Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.4%
Schwab Monthly Income Fund — Enhanced Payout	1.9%
Schwab Monthly Income Fund — Maximum Payout	0.6%

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

The fund entered into equity index futures contracts during the report period. The fund invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at August 31, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized/unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the fund was $1,634,008 and the month-end average number of contracts held was 17.

 Schwab Global Real Estate Fund

Financial Notes, unaudited (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$96,020,196	$92,695,264

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds in the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(3/1/14-8/31/14)	(3/1/13-2/28/14)

$709	$4,534

10. Federal Income Taxes:

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2014, the fund had capital loss carryforwards available to offset future net capital gains before the expiration dates:

Expiration Date

February 28, 2017	$49,402,894
February 28, 2018	60,285,041

Total	$109,687,935

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 28, 2014, the fund had $1,473,061 capital losses deferred and had capital losses utilized in the amount of $5,524,466.

As of February 28, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2014, the fund did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to existing funds in the Trust, including Schwab Global Real Estate Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 30, 2014, and June 3, 2014 and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an appropriate index/benchmark, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer group and comparison having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 96 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	75	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	75	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Investments since 2011.)	Private Investor.	75	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Investments since 2011.)	Retired. Formerly, Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	75	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	75	Director, Eaton (2012-present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present)
Director, Oneok, Inc. (2009 – present)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	75	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	75	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	96	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of about 34 countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

real estate investment trust (REIT) Real estate companies that own and commonly operate income producing commercial and/or residential real estate.

real estate operating companies (REOC) Real estate companies that engage in the development, management or financing of real estate.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR38869-07
00125302

Item 2: Code of Ethics.
Not applicable to this semi-annual report.
Item 3: Audit Committee Financial Expert.
Not applicable to this semi-annual report.
Item 4: Principal Accountant Fees and Services.
Not applicable to this semi-annual report.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1) Code of ethics – not applicable to this semi-annual report.
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date: October 16, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date: October 16, 2014

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date: October 16, 2014